E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® A NASDAQ Traded Company - Symbol HBNC INVESTOR PRESENTATION OCTOBER 25, 2023

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Forward-Looking Statements This presentation may contain forward–looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon Bancorp, Inc. and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward–looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this presentation should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission (the “SEC”). Forward–looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward–looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward–looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: current financial conditions within the banking industry, including the effects of recent failures of other financial institutions, liquidity levels, and responses by the Federal Reserve, Department of the Treasury, and the Federal Deposit Insurance Corporation to address these issues; changes in the level and volatility of interest rates, changes in spreads on earning assets and changes in interest bearing liabilities; increased interest rate sensitivity; the ability of Horizon to remediate its material weaknesses in its internal control over financial reporting; continuing increases in inflation; loss of key Horizon personnel; increases in disintermediation; potential loss of fee income, including interchange fees, as new and emerging alternative payment platforms take a greater market share of the payment systems; estimates of fair value of certain of Horizon’s assets and liabilities; changes in prepayment speeds, loan originations, credit losses, market values, collateral securing loans and other assets; changes in sources of liquidity; economic conditions and their impact on Horizon and its customers, including local and global economic recovery from the pandemic; legislative and regulatory actions and reforms; changes in accounting policies or procedures as may be adopted and required by regulatory agencies; litigation, regulatory enforcement, and legal compliance risk and costs; rapid technological developments and changes; cyber terrorism and data security breaches; the rising costs of cybersecurity; the ability of the U.S. federal government to manage federal debt limits; climate change and social justice initiatives; material changes outside the U.S. or in overseas relations, including changes in U.S. trade relations related to imposition of tariffs, Brexit, and the phase out of the London Interbank Offered Rate (“LIBOR”); the inability to realize cost savings or revenues or to effectively implement integration plans and other consequences associated with mergers, acquisitions and divestitures; acts of terrorism, war and global conflicts, such as the Russia and Ukraine conflict; and supply chain disruptions and delays. These and additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Horizon’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov). Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law. Non-GAAP Measures Certain non-GAAP financial measures are presented herein. Horizon believes they are useful to investors and provide a greater understanding of Horizon’s business without giving effect to non-recurring costs and non-core items. For each non-GAAP financial measure, we have presented comparable GAAP measures and reconciliations of the non-GAAP measures to those GAAP measures in the Appendix to this presentation. Please see slides 25-30. Important Information 2

Seasoned Management Team



Thomas M. Prame
President & Chief Executive Officer
- 29 Years of Banking Experience
- 21 Years in Executive Leadership Roles



Mark E. Secor
EVP & Chief Financial Officer
- 35 Years of Banking and Public Accounting Experience
- 15 Years with Horizon as CFO and EVP of Horizon



Kathie A. DeRuiter
EVP & Senior Operations Officer
- 34 Years of Banking and Operational Experience
- 23 Years as Senior Bank Operations Officer



Lynn M. Kerber
EVP & Chief Commercial Banking Officer
- 33 Years of Banking Experience
- 6 Years with Horizon as Senior Commercial Credit Officer



Todd A. Etzler
EVP & Corporate Secretary & General Counsel
- 32 Years of Corporate Legal Experience and 13 years of General Counsel Experience
- 6 Years as General Counsel



Noe S. Najera
EVP, Senior Retail & Mortgage Lending Officer
- 22 Years of Banking Experience
- 8 Years with Horizon, 4 Years as SVP Retail Lending

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3Q23 Highlights

Third Quarter Highlights

- Earned solid net income of $16.2 million, or $0.37/share
  - Linked quarter EPS included ~$0.02 from swap termination
- Total loans up 8.2% annualized driven by strong commercial lending results
- Stable core deposits base consistent with Q2 results
  - Consumer & Commercial portfolios variation <1%
  - Public portfolio increased >1%
  - Low uninsured deposits < 20% of portfolio
- Growth in non-interest income at double-digit annualized rates over linked quarter
- Excellent credit metrics, reflective of conservative and sound approach to managing risk and active portfolio management
- Continued disciplined operating model with 1.81% of non-interest expense/average assets, annualized, aligned with expectations

($000s except per share data)	3Q23	2Q23
Income Statement		
Net interest income	$42,090	$46,160
NIM	2.41%	2.69%*
Adjusted NIM**	2.38%	2.57%
Non-interest income	$11,830	$10,997
Non-interest expense	$36,168	$36,262
Annualized non-interest exp. / avg. assets	1.81%	1.86%
Pre-tax, pre-provision net income**	$17,752	$20,895
Reported net income	$16,205	$18,763
Diluted EPS	$0.37	$0.43*
Return on average assets	0.81%	0.96%*
Return on average common equity	8.99%	10.59%*
Return on average tangible equity**	11.79%	13.94%*
Balance Sheet		
Total loans	$4,361,830	$4,273,193
Total deposits	$5,700,097	$5,709,332
Credit Quality		
NPA / total assets ratio	0.26%	0.30%
Net charge-offs to avg. loans for the period	0.02%	0.01%

* 2Q23 results reflect favorable pre-tax impact of $1.45 million swap termination fee, or approximately $0.02/share after tax

** See Footnote Index and non-GAAP reconciliations in Appendix.

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Our Indiana & Michigan Markets



Charlevoix
Cadillac
Midland
MICHIGAN
Grand Rapids
Lansing
Troy
Chicago
South Bend
Fort Wayne
Lafayette
INDIANA
Indianapolis
Columbus
Loans $1.8B
Deposits $1.8B
Loans $2.3B
Deposits $3.9B

Most-recent-quarter-end balances for IN and MI, with loans excluding mortgage warehouse and purchased HELOCs

Economically Attractive

Horizon's branches are located strategically in markets with attractive business environments, tax rates, housing affordability, infrastructure and quality of life. Our markets are stable and strong with reduced volatility compared to major metropolitan markets.

Major Brands

Horizon's markets are home to multi-national companies, flourishing ecosystems of suppliers, spin-offs and professional services firms, and thriving college towns.

These regional economic engines include global leaders in medical devices, pharmaceuticals, agribusiness, automotive/mobility, alternative energy, and high-tech manufacturing, as well as world-renowned universities like Notre Dame, Purdue, Indiana, Michigan, Michigan State, and Grand Valley State.

Diverse Opportunities

Horizon's Commercial and Retail Banking offerings are complimented by well-developed Treasury Management, Wealth, Mortgage Banking platforms.

Horizon's core deposit franchise is grounded in the long tenure of its clients, significant market share, and its relationship based banking model.

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Diversified Commercial Loans By Geography & Mix

Quarter Highlights

- Commercial loan portfolio increased by ~$83.0MM, 13.1% annualized
- Net funding of $97 million for Q3 compared to $128 million for linked quarter
- Commercial pipeline at $145 million compared to $118 million at the end of linked quarter
- YTD net charge-offs ~ 1 basis point
- Average portfolio yield of 5.80% in the quarter
  - Average new production yield of 7.50%

Geographic Dispersion



West Michigan, 19%
Northern Indiana, 13%
East Michigan, 7%
Central Indiana, 31%
Northern Michigan, 9%
Southwest Michigan, 17%
Other, 4%

Portfolio Composition



Develop./Land, 1%
Res. Spec. Homes, 1%
Ag Loans, 2%
Owner Occ. Real Estate, 23%
Non-Owner Occupied Real Estate, 48%
C&I, 25%

Note: Data as of 9/30/23

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 1% 3% 3% 3% 3% 4% 6% 6% 6% 7% 10% Farm Land Mini Storage All Others Medical Office Lessors - Residential 1-4 Lessors Student Housing Motel Retail Office (except medical) Warehouse/Industrial Lessors - Residential Multi Note: Data as of 9/30/23. All percentages are of total commercial loans. 1% 1% 1% 1% 2% 2% 2% 2% 3% 3% 5% Wholesale Trade Professional & Technical Services Construction All Others Restaurants Leisure and Hospitality Manufacturing Retail Trade Real Estate Rental & Leasing Individuals and Other Services Health Care, Edu. Social Assist. 1% 1% 1% 1% 1% 1% 2% 2% 2% 3% 3% 3% 5% Agriculture Professional & Technical Services Restaurants Transportation & Warehousing Retail Trade All Others Real Estate Rental & Leasing Construction Government Manufacturing Health Care, Educational Social Assist. Individuals and Other Services Finance & Insurance 7 Non-Owner Occupied CRE – 51% of Total Commercial Loans ~$1.3 Billion Owner Occupied CRE – 23% of Total Commercial Loans ~$0.6 Billion C&I Loans – 26% of Total Commercial Loans ~$0.7 Billion Diversified Commercial Loans By Industry Commercial Loans - $2.589 Billion

HORIZON BANK

Prime Consumer Loans

Quarter Highlights

Consumer Direct

- Increased ~$64 million, consistent with plan
- YTD net recovery ~ 1 basis points
- Average portfolio yield of 8.05% in the quarter
    - o Average new production yield of 8.96%

Indirect Auto

- Decreased ~ $38MM, consistent with strategy
- YTD net charge-offs ~ 31 basis points
- Average portfolio yield of 3.25% in the quarter
    - o Average new production yield of 9.51%
- Short portfolio duration at 2.4 years provides flexibility for ALCO strategies


Direct Auto, 2.2%
Home Equity Term, 6.3%
Indirect Auto, 41.9%
Total Consumer Outstanding $1.0B
HELOCs, 46.3%
Unsecured Other, 0.4%
Secured Other, 0.4%
RV & Boat, 2.5%

Period-End Weighted Average Portfolio Metrics		
	Direct Consumer	Indirect Auto
Credit Score	746	728
Debt-to-Income	41%	28%
Loan-to-value	73%	90%

Note: Data as of 9/30/23

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Prime Mortgage Loans

Quarter Highlights

- Mortgage portfolio size was stable, with new production primarily consisting of higher yielding jumbo loans
- ~67% of YTD production is saleable
- Results aligning with industry
  Q3: $59MM orig., $1.6M fee income
  Q2: $68MM orig., $1.0M fee income
- YTD net charge-offs of 0 basis points
- Consistent higher quality borrowers, significant capacity to pay and low LTV
- Average portfolio yield of 4.23% in the quarter
  - Average new production yield of 7.63%



Construction, 3.7%
Total Outstanding $675M
Conforming, 45.4%
Jumbo, 49.9%
Rental 1.0%

Mortgage Portfolio Weighted Metrics	
Credit Score	757
Debt-to-Income	34%
Loan-to-value	69%

Note: Data as of 9/30/23

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® $138 $285 $379 $274 $722 0.00% 0.01% 0.01% 0.01% 0.02% 3Q22 4Q22 1Q23 2Q23 3Q23 Net Charge Offs Commercial Resi Real Estate Consumer Total NCOs/Average Loans $ 0 0 0 s $19,158 $21,840 $19,797 $22,109 $19,448 0.48% 0.52% 0.47% 0.52% 0.45% 3Q22 4Q22 1Q23 2Q23 3Q23 Non-Performing Loans (period end) Commercial Resi Real Estate Consumer Total NPLs/Loans $ 0 0 0 s 10 CECL $51,369 $50,464 $49,526 $49,976 $49,699 1.27% 1.21% 1.17% 1.17% 1.14% 3Q22 4Q22 1Q23 2Q23 3Q23 ACL ACL/Loans Strong Asset Quality Metrics Allowance for Credit Losses (period end) $ 0 0 0 s 30-89 Days Delinquent (period end) $ 0 0 0 s $6,970 $10,709 $13,971 $10,913 $13,090 0.16% 0.25% 0.33% 0.26% 0.30% 3Q22 4Q22 1Q23 2Q23 3Q23 39 to 89 days delinquent Delinquencies/Loans

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 HBNC U.S. commercial banks¹ Net charge offs as a % of average loans 0.15% 0.50 0.47% 0.01% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 HBNC U.S. commercial banks¹ Nonperforming assets as % of assets 0.20% 0.39% 0.36% 0.30% Source: SNL Financial Note: Financial data as of June 30, 2023; ¹ Based on regulatory financials for all U.S. commercial banks as defined by SNL Financial banking industry aggregates Proven Credit Quality Through Cycles 11

Granular and Tenured Deposits

Seasoned, Core Deposit Base

- Consumer: $9K avg. account balance 11 year avg. tenure
- Commercial: $11K avg. account balance 10 year avg. tenure
- Public: $880K avg. account balance 11 year avg. tenure

50% of Balances in Checking Accounts

- Daily operating accounts of clients
- Long tenured relationships of 11 years

82% of Balances Insured/Collateralized

- Significant portion of deposits covered by FDIC, Collateralized or IntraFi
- Additional coverage through Indiana Public Deposit Insurance Fund (PDIF)



82%
26%
Total Deposits at 9/30/23 $5.7B
56%
18%
FDIC Insured
<$250K, Collateralized and/or Third-Party Insured (e.g., IntraFi and Indiana PDIF)

Note: Data as of 9/30/23

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® $1,538 $1,556 2Q23 3Q23 Public *The average cost of borrowings for 2Q23 includes the benefit of ~ $1.5 swap termination fee. Note: Data as of 9/30/23 13 Deposit Stability & Strength Maintain Key Relationships • Public Funds $18MM • Continued price competition • Larger in size, fluid environment • Balancing durations and cost Stability in Core Relationships • Cons/Comm Portfolio ($27MM) • Combined Changed (0.64%) • Consumer portfolio $4MM/0.17% • Commercial portfolio ($31MM)/(1.88%) • Migration to higher rate portfolios Borrowings • Flat linked quarter • Significant liquidity capacity • $72M in Fed Funds sold Checking Savings CD $2,520 $2,524 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2Q23 3Q23 Consumer $1,652 $1,621 2Q23 3Q23 Commercial $1,352 $1,356 2Q23 3Q23 Borrowings* Dollar amounts in thousands at period end Average Cost 0.80% 0.98% 0.98% 1.24% 2.69% 3.49% 3.08% 3.50%

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 14 Fee Income Rebuild Non-interest Income ($000s) $10,188 $10,674 $9,620 $10,997 $11,830 $0 $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 3Q22 4Q22 1Q23 2Q23 3Q23 Service fees Fiduciary activities Mortgage related income All Other • Continuing to build consistent and sustainable fee income platform • 7.6% growth over linked quarter o Primarily driven by higher mortgage- related income and other fee-related income • 16.1% growth over year-ago period o Primarily driven by higher mortgage- related income and other fee-related income Quarter Highlights Note: Data as of 9/30/23

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 15 Hallmark Focus on Expense Management $36,816 $35,711 $34,524 $36,262 $36,168 1.91% 1.84% 1.79% 1.86% 1.81% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 3Q22 4Q22 1Q23 2Q23 3Q23 All Other Non-interest Expense Salaries & Employee Benefits Annualized Non-Interest Expense to Average Assets Non-interest Expense ($000s) • Lowered non-interest expenses from levels in linked and year-ago periods o Lower salaries & benefits more than offset increase in FDIC insurance expense o Other non-interest expense items remained relatively stable • Non-interest expense to average assets annualized o 1.81% for the quarter o 1.82% for YTD o Additional compensation costs expected from leasing team build out Quarter Highlights Note: Data as of 9/30/23

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Continued Focus on Pricing Discipline 16 4.22% 4.25% 4.38% 4.34% 4.10% 4.33% 4.61% 5.02% 5.44% 5.78% 5.86% 4.24% 4.17% 4.19% 4.19% 4.12% 4.31% 4.67% 5.05% 5.32% 5.49% 0.21% 0.17% 0.14% 0.11% 0.10% 0.11% 0.28% 0.71% 1.04% 1.35% 1.72% 0.27% 0.22% 0.18% 0.16% 0.14% 0.19% 0.36% 0.75% 1.24% 1.60% 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Average Loan Yields and Deposit Costs HBNC Loan Yield Peer Median Loan Yield HBNC Cost of Deposits(1) Peer Median Cost of Deposits (1) See Footnote Index and non-GAAP reconciliations in Appendix. 389 bps 414 bps Peer medians for U.S. commercial banks listed on the Nasdaq or NYSE with assets of $5B-$10B at MRQ end, according to data from S&P Capital IQ Pro on September 19, 2023. HBNC Cost HBNC Yield

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Fed Agy CMO, 3% State and Muni, 51% Fed Agy MBS, 17% Private labeled MBS, 1% U.S. Treasury, 20% Corp, 8% Total Investments at 9/30/23 $2.8B 17 Investment portfolio cash flows are helping to fund higher yielding loans • Book yield of 2.21% • Effective duration of ~6.7 years at MRQ end o Available for Sale (AFS) portfolio ~5.6 years o Held to Maturity (HTM) portfolio ~7.8 years • Positive spread over cost of deposits • $26 million of cash flows during the quarter • Estimated $25 million of cash flows expected through the end of 2023, not including sales • Estimated $120 million of cash flows expected in 2024, not including sales High-Quality Investment Portfolio 3Q22 4Q22 1Q23 2Q23 3Q23 Scheduled Next Quarter* Scheduled Next 12 Months* Roll-off / Cash Flow ($000s) Sales $37,000 - $28,000 - $25,000 $65,000 $41,000 $24,000 $26,000 - $25,000 $120,000 Duration (years) 6.95 6.74 6.58 6.41 6.70 * Excludes securities sales

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 11.3% 12.0% 11.3% 11.6% 11.9% 12.1% 11.4% 11.4% 2020 2021 2022 3Q23 10.7% 9.2% 10.2% 10.0% 9.0% 8.9% 9.5% 9.4% 2020 2021 2022 3Q23 14.9% 15.4% 13.4% 14.6% 14.3% 14.2% 13.6% 13.8% 2020 2021 2022 3Q23 Peer Data Source: S&P Global Market Intelligence. TCE / TA (%) Leverage Ratio (%) Total RBC Ratio (%) 4.0% Adequate + Buffer 7.0% KBW Regional Bank Index Median - MRQ Capital Position Provides Flexibility 10.5% HBNC Ratio 9.1% 7.6% 6.6% 6.7% 8.6% 8.3% 7.2% 7.2% 2020 2021 2022 3Q23 CET1 Ratio (%) 18

Productive Use of Capital

Strong Cash Position

- Currently represents approximately 8 quarters of the current dividend plus fixed costs
- Strong cash position provides significant flexibility in managing the bank's balance sheet and capital while providing flexibility for opportunistic investments

Deploying Capital

- Investing to leverage capital through organic loan growth
- Opportunistic acquisitions with focus on lease models
- Stock buyback on pause until interest rates stabilize

Long-standing Dividend

- 30+ years of uninterrupted quarterly cash dividend
- Quarterly dividend increase of 6.3% to $0.16 per share in second quarter of 2022, resulting in tenth dividend increase in the last 11 years
- As of September 30, 2023, implied annualized dividend yield of 6.0%
- Targeted dividend payout ratio of 30-40% and aligned with capital retention strategy

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Total Loan Growth Annualized 8.2% 4-5% 6-7% Net Interest Margin 2.41% 2.33-2.38% 2.50-2.55% Net Interest Income $42.1 M $40-$42 M $174-$176 M Non-Interest Income $11.8 M $10-$11 M $43-$44 M Non-Interest Expense $36.2 M $35-$36 M $142-$143 M Annual Expenses to Average Assets 1.81% <1.85% <1.85% ROAA 0.81% 0.75-0.80% 0.85-0.90% ROAE 8.99% 8.50-9.00% 9.50-10.00% TCE / TA (period end) 6.7% 6.6-6.8% 6.6-6.8% Updated 2023 Expectations 3Q 2023 Actual 20 FY 2023 Expectation 4Q 2023 Expectation

Why Horizon?

A High-Performing Operator in Growth Markets

Very attractive Midwest markets

- Strategic branch distribution throughout key markets and university towns that offer a greater quality of life
- Desirable economic environment with significant investment in infrastructure, and major industries of manufacturing, healthcare, education and high tech
- Flourishing ecosystem of suppliers, professional service firms and vendor partners

Solid loan growth with low credit risk profile

- Promising loan growth of 6.4% annualized across a diverse lending platform and markets
- Continued opportunity to reinvest loan growth into higher yielding assets and expand interest income
- A proven history of excellent credit metrics: 2 basis points charge-offs, 1.14% allowance for credit losses at most-recent quarter end

Tenured and stable deposit base with significant liquidity

- Stable, granular deposit base, average account tenure over 10 years
- Significant liquidity of $2.8 billion in availability; 82% deposits insured/collateralized
- Actively managing funding cost to create shareholder value

Disciplined operating culture

- Prudent expense management results, 1.81% operating expenses/average assets year to date
- Historical credit metrics that have outperformed the market

Compelling value supported by commitment to dividend

- 84% P/TBV and 5.9x P/E (TTM)
- 6.3% dividend yield
- 30-year record of uninterrupted quarterly cash dividends to shareholders

Price multiples as of 10/20/2023

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 22 Appendix

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Commercial, $2,589M, 59% Residential Mortgage, $675M, 15% Consumer, $1,028M, 24% Mortgage Warehouse, $66M, 2% Held For Sale, $3M, 0% 23 Gross Loans at 9/30/23 $4.4B Commercial Loans by Industry ($M) 9/30/23 Balance % of Commercial Portfolio % of Total Loan Portfolio Lessors – Residential Multi Family $256 9.9% 5.9% Health Care, Educational & Social 205 7.9% 4.7% Warehouse/Industrial 168 6.5% 3.9% Individual and Other Services 158 6.1% 3.6% Office (except medical) 158 6.1% 3.6% Retail 157 6.1% 3.6% Hotel 155 6.0% 3.6% Real Estate Rental & Leasing 135 5.2% 3.1% Manufacturing 127 4.9% 2.9% Finance & Insurance 124 4.8% 2.8% Lessors – Student Housing 109 4.2% 2.5% Construction 90 3.5% 2.1% Retail Trade 81 3.1% 1.9% Lessors – Residential 1–4 Family 73 2.8% 1.7% Medical Office 69 2.7% 1.6% Restaurants 64 2.5% 1.5% Mini Storage 64 2.5% 1.5% Government 62 2.4% 1.4% Leisure and Hospitality 48 1.9% 1.1% Professional & Technical Services 43 1.7% 1.0% Transportation & Warehousing 37 1.4% 0.8% Farm Land 34 1.2% 0.8% Wholesale Trade 33 1.3% 0.7% Agriculture 22 0.8% 0.5% Other 117 4.5% 2.6% Total $2,589 100.0% 59.4% Diversified & Granular Loan Portfolio

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 24 Slide 4 • Adjusted net interest income and adjusted net interest margin exclude acquisition-related purchase accounting adjustments and swap termination fees. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Pre-tax, pre-provision income excludes income tax expense and credit loss expense. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Return on average tangible equity excludes average intangible assets from average equity. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slide 16 • Average cost of average total deposits includes average balances of non-interest bearing deposits. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slides 25-30 Use of Non-GAAP Financial Measures • Certain information set forth in the presentation materials refers to financial measures determined by methods other than in accordance with GAAP. Horizon believes these non-GAAP financial measures are helpful to investors and provide a greater understanding of our business without giving effect to purchase accounting impacts, one-time acquisition and other non-recurring costs and non-core items. These measures are not necessarily comparable to similar measures that may be presented by other companies and should not be considered in isolation or as a substitute for the related GAAP measure. Footnote Index

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 25 Footnote Index September 30, June 30, March 31, December 31, September 30, 2023 2023 2023 2022 2022 Net interest income as reported 42,090$ 46,160$ 45,237$ 48,782$ 51,861$ Average interest earning assets 7,286,611 7,212,640 7,201,266 7,091,980 7,056,208 Net interest income as a percentage of average interest earning assets ("Net Interest Margin") 2.41% 2.69% 2.67% 2.85% 3.04% Net interest income as reported 42,090$ 46,160$ 45,237$ 48,782$ 51,861$ Acquisition-related purchase accounting adjustments ("PAU") (435) (651) (367) (431) (906) Swap termination fee - (1,453) - - - Adjusted net interest income 41,655$ 44,056$ 44,870$ 48,351$ 50,955$ Adjusted net interest margin 2.38% 2.57% 2.65% 2.83% 2.99% Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 26 Footnote Index September 30, June 30, March 31, December 31, September 30, 2023 2023 2023 2022 2022 Pre-tax income 17,489$ 20,215$ 20,091$ 23,814$ 25,834$ Provision for credit losses 263 680 242 (69) (601) Pre-tax, pre-provision net income 17,752$ 20,895$ 20,333$ 23,745$ 25,233$ Pre-tax, pre-provision net income 17,752$ 20,895$ 20,333$ 23,745$ 25,233$ Swap termination fee - (1,453) (Gain)/loss on sale of investment securities - (20) 500 - - Death benefit on bank owned life insurance - - - - - Adjusted pre-tax, pre-provision net income 17,752$ 19,422$ 20,833$ 23,745$ 25,233$ Average common equity 715,485$ 710,953$ 693,472$ 660,188$ 680,376$ Unadjusted pre-tax, pre-provision ROACE 9.84% 11.79% 11.89% 14.27% 14.71% Adjusted pre-tax, pre-provision ROACE 9.84% 10.96% 12.18% 14.27% 14.71% Non-GAAP Reconciliation of Pre-Tax, Pre-Provision Net Income (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 27 Footnote Index September 30, June 30, March 31, December 31, September 30, 2023 2023 2023 2022 2022 Average common equity 715,485$ 710,953$ 693,472$ 660,188$ 680,376$ Less: Average intangible assets 170,301 171,177 172,139 173,050 173,546 Average tangible equity 545,184$ 539,776$ 521,333$ 487,138$ 506,830$ Return on average tangible equity ("ROATE") as reported 11.79% 13.94% 14.18% 17.24% 18.65% Swap termination fee - (1.08) - - - Tax effect - 0.23 - - - ROATE excluding swap termination fee 11.79 13.09 14.18 17.24 18.65 (Gain)/loss on sale of investment securities - (0.01) 0.39 - - Tax effect - - (0.08) - - ROATE excluding (gain)/loss on sale of investment securities 11.79 13.08 14.49 17.24 18.65 Death benefit on bank owned life insurance ("BOLI") - - - - - ROATE excluding death benefit on BOLI 11.79 13.08 14.49 17.24 18.65 Adjusted ROATE 11.79% 13.08% 14.49% 17.24% 18.65% Non-GAAP Reconciliation of Return on Average Tangible Equity (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 28 Footnote Index September 30, June 30, March 31, 2023 2023 2023 Total deposit interest expense as reported 24,704$ 18,958$ 14,819$ Average interest bearing deposits 4,538,698 4,445,074 4,502,199 Annualized total deposit interest expense as a percentage of average interest bearing deposits ("Cost of Interest Bearing Deposits") 2.16% 1.71% 1.33% Average interest bearing deposits 4,538,698 4,445,074 4,502,199 Average non-interest bearing deposits 1,159,241 1,186,520 1,255,697 Average total deposits 5,697,939$ 5,631,594$ 5,757,896$ Annualized deposit interest expense as a percentage of average total deposits ("Cost of Total Deposits") 1.72% 1.35% 1.04% Non-GAAP Reconciliation of Cost of Deposits (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 29 Footnote Index December 31, September 30, June 30, March 31, 2022 2022 2022 2022 Total deposit interest expense as reported 10,520$ 4,116$ 1,677$ 1,496$ Average interest bearing deposits 4,555,887 4,478,741 4,540,959 4,478,621 Annualized total deposit interest expense as a percentage of average interest bearing deposits ("Cost of Interest Bearing Deposits") 0.92% 0.36% 0.15% 0.14% Average interest bearing deposits 4,555,887 4,478,741 4,540,959 4,478,621 Average non-interest bearing deposits 1,321,139 1,351,857 1,335,779 1,322,781 Average total deposits 5,877,026$ 5,830,598$ 5,876,738$ 5,801,402$ Annualized deposit interest expense as a percentage of average total deposits ("Cost of Total Deposits") 0.71% 0.28% 0.11% 0.10% Three Months Ended Non-GAAP Reconciliation of Cost of Deposits (Dollars in Thousands, Unaudited)

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 30 Footnote Index December 31, September 30, June 30, March 31, 2021 2021 2021 2021 Total deposit interest expense as reported 1,663$ 1,808$ 2,053$ 2,343$ Average interest bearing deposits 4,543,989 3,831,632 3,680,796 3,524,103 Annualized total deposit interest expense as a percentage of average interest bearing deposits ("Cost of Interest Bearing Deposits") 0.15% 0.19% 0.22% 0.27% Average interest bearing deposits 4,543,989 3,831,632 3,680,796 3,524,103 Average non-interest bearing deposits 1,366,621 1,180,890 1,139,068 1,063,268 Average total deposits 5,910,610$ 5,012,522$ 4,819,864$ 4,587,371$ Annualized deposit interest expense as a percentage of average total deposits ("Cost of Total Deposits") 0.11% 0.14% 0.17% 0.21% Three Months Ended Non-GAAP Reconciliation of Cost of Deposits (Dollars in Thousands, Unaudited)

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Investor Relations Contact 31 Mark E. Secor Executive Vice President and Chief Financial Officer Horizon Bancorp, Inc. 515 Franklin Street Michigan City, IN 46360 219-873–2611 Investor.HorizonBank.com